250294117v2

FIFTH AMENDMENT TO
CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 2, 2025, by and among the lenders identified on the signature pages hereof ("Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), KRONOS WORLDWIDE, INC., a Delaware corporation ("Worldwide"), KRONOS LOUISIANA, INC., a Delaware corporation ("Kronos Louisiana"), KRONOS (US), INC., a Delaware corporation ("Kronos US"; together with Worldwide and Kronos Louisiana, are referred to hereinafter each individually as a "US Borrower", and individually and collectively, jointly and severally, as the "US Borrowers"), KRONOS CANADA, INC., a Canadian corporation ("Canadian Borrower"), KRONOS EUROPE NV, a public limited company (naamloze vennootschap / société anonyme) ("Belgian Borrower") and KRONOS TITAN GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) ("German Borrower"; together with US Borrowers, Canadian Borrower and Belgian Borrower, are referred to hereinafter each individually as a "Borrower", and individually and collectively as the "Borrowers").

WHEREAS, the Borrowers, Agent and Lenders are parties to that certain Credit Agreement dated as of April 20, 2021 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement in certain respects, in each case, subject to the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)The defined term of "Hedge Provider" set forth in Section 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Hedge Provider" means any Bank Product Provider that is a party to a Hedge Agreement with a Loan Party or its Subsidiaries or otherwise provides Bank Products under clause (f) of the definition thereof; provided, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former Lender or any of its Affiliates shall no longer constitute Hedge Obligation.

1989.312

(b)Section 1.1 to the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order as follows:

"Bank Product" means any one or more of the following financial products or accommodations extended to a Loan Party by a Bank Product Provider:  (a) credit cards (including commercial cards (including so-called "purchase cards", "procurement cards" or "p-cards")), (b) payment card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, or (f) transactions under Hedge Agreements.

"German Bank Product" means any one or more of the following financial products or accommodations extended to a German Loan Party by a Bank Product Provider: (a) credit cards (including commercial cards (including so-called "purchase cards", "procurement cards" or "p-cards")), (b) payment card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, or (f) transactions under Hedge Agreements.

3.No Novation.  Each of the Loan Parties, the Agent and the Lenders acknowledges and agrees that the terms of this Amendment do not constitute a novation of the Credit Agreement and related Obligations arising thereunder, but rather an amendment of the terms of pre-existing Obligations and related agreements, as evidenced by this Amendment.
4.Conditions to Effectiveness of Amendments.  This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)Each party hereto shall have executed and delivered this Amendment to Agent, and a copy of the attached Consent and Reaffirmation executed and delivered by Kronos International, Inc., Louisiana Pigment Company, L.P. and Kronos LPC, LLC; and
(b)No Default or Event of Default shall have occurred and be continuing.
5.Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
(a)All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b)No Default or Event of Default has occurred and is continuing;

(c)the execution, delivery, and performance by each Borrower of this Amendment have been duly authorized by all necessary action on the part of such Borrower;
(d)the execution, delivery, and performance by each Borrower of this Amendment do not and will not (i) violate any material provision of federal, state, provincial, foreign or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Borrower where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Borrower or any approval or consent of any Person under any material agreement of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; and
(e)This Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
6.Expenses.  Borrowers agree to pay on demand all Lender Group Expenses of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.
7.CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, ETC.  THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCEPT THAT SECTION 11 OF THIS AMENDMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT ARE GOVERNED BY GERMAN LAW.  WITHOUT LIMITING THE FOREGOING, THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS (INCLUDING WITH RESPECT TO VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE) SET FORTH IN SECTION 12(b)-(e) (INCLUSIVE) OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN MUTATIS MUTANDIS.
8.Counterparts.  This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment.
9.Reference to and Effect on the Loan Documents.
(a)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, have been duly executed and delivered by each Loan Party that is a party thereto and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
(c)Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, its guarantee of the Obligations under the Loan Documents and its grant of Liens on the Collateral to secure the Obligations pursuant to the Loan Documents.
(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each Borrower acknowledges and agrees that this Amendment constitutes a Loan Document.
10.Reaffirmation of Obligations.  German Borrower (i) confirms to each of the Secured Parties that the German Global Assignment Agreement and the German Security Transfer Agreement, to the extent it is a party to those agreements, shall remain in full force and effect and the amendments made to the Loan Documents by this Amendment shall not affect the validity (Wirksamkeit) and enforceability (Vollstreckbarkeit) of the German Global Assignment Agreement in any way, (ii) agrees, that upon and after the effectiveness of this Amendment, the German Global Assignment Agreement and the German Security Transfer Agreement shall secure any and all of the Obligations (including, without limitation, any such obligations owed to the Agent under the parallel debt undertaking under section 2.18 (Parallel Debt (German Law

Provisions)) of the Credit Agreement and any such other obligation or liability to pay damages) which are or may become payable or owing in accordance with the Credit Agreement (including, but not limited to, any obligation based on unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt)) (the "Amended Secured Obligations", regardless of the definition of "Secured Obligations" contained in the German Global Assignment Agreement and/ or the German Security Transfer Agreement, including any amounts which exceed the obligations secured by the German Global Assignment Agreement and/ or the German Security Transfer Agreement prior to the date of this Amendment, and (iii) in particular with respect to the provisions of section 1210 paragraph 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) hereby (A) confirms to each of the Secured Parties, that the German Bank Account Pledge Agreements shall remain in full force and effect and the amendments made to the Loan Documents by this Amendment shall not affect the validity (Wirksamkeit) and enforceability (Vollstreckbarkeit) of the German Bank Account Pledge Agreements in any way and (B) agrees, that upon and after the effectiveness of this Amendment, the German Bank Account Pledge Agreements shall secure any and all of the Amended Secured Obligations, regardless of the definition of "Secured Obligations" contained in the German Bank Account Pledge Agreements, including any amounts which exceed the obligations secured by the German Bank Account Pledge Agreements prior to the date of this Amendment.
11.Integration.  This Amendment, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the matters contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
12.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
13.No Waiver.  This Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.  The amendments set forth in Section 2 above are effective solely for the purposes set forth herein and shall be limited precisely as written and, except as expressly provided in this Amendment, shall not be deemed to (a) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document or (b) prejudice, impair or effect any right or remedies that Agent or the Lenders may have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
14.Further Assurances.  Each Loan Party party hereto agrees to execute and deliver any documents, agreements, instruments, certificates, notices or any other arrangements and take any and all further action that, in each case, may be required under applicable law or that the Agent or the Required Lenders may request in order to effectuate to more fully reflect the intent of the parties hereto and the matters contemplated by this Amendment or the Credit Agreement (as amended by this Amendment) or any other Loan Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

US BORROWERS:	KRONOS WORLDWIDE, INC., a Delaware corporation By: /s/ Bryan Hanley Name: Bryan Hanley Title: Senior Vice President and Treasurer

KRONOS LOUISIANA, INC., a Delaware corporation By: /s/ Bryan Hanley Name: Bryan Hanley Title: Senior Vice President and Treasurer

KRONOS (US), INC., a Delaware corporation By: /s/ Bryan Hanley Name: Bryan Hanley Title: Senior Vice President and Treasurer

CANADIAN BORROWER	KRONOS CANADA, INC., a Canadian corporation By: /s/ Bryan Hanley Name: Bryan Hanley Title: Senior Vice President and Treasurer

Signature Page to Fifth Amendment to Credit Agreement

BELGIAN BORROWER	KRONOS EUROPE NV, a public limited company (naamloze vennootschap / société anonyme) By: /s/ Bradley E. Troutman Name: Bradley E. Troutman Title: Authorized Signatory

GERMAN BORROWER

KRONOS TITAN GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung)

By: /s/ Ulrich Kabelac
Name: Ulrich Kabelac
Title: Managing Director

By: /s/ Rainer Gruber
Name: Rainer Gruber
Title: Managing Director

Signature Page to Fifth Amendment to Credit Agreement

AGENT AND LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, as Lead Arranger, and as Book Runner and as a Lender

By: /s/ Jake Elliott
Name: Jake Elliott

Its Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By: /s/ Carmela Massari
Name: Carmela Massari

Its Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Lender

By: /s/ Alison Powell
Name: Alison Powell

Its Authorized Signatory

WELLS FARGO CAPITAL FINANCE (UK) LIMITED, as a Lender

By: /s/ Alison Powell
Name: Alison Powell

Its Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Philip Tancorra Name: Philip Tancorra Its: Director By: /s/ Suzan Onal Name: Suzan Onal Its: Director

Signature Page to Fifth Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew Terrigno Name: Andrew Terrigno Its: Duly Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby (i) acknowledge receipt of a copy of the foregoing Fifth Amendment to Credit Agreement (the "Amendment"); (ii) consent to each Borrower's execution and delivery of the Amendment; (iii) agree to be bound by the Amendment; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever any Loan Documents (other than as specifically provided in the Amendment) to which the undersigned is a party and reaffirm that the Loan Documents to which it is a party shall continue to remain in full force and effect.  Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, the undersigned understand that Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the acknowledgment or agreement of the undersigned to future amendments, waivers or consents, and nothing herein shall create such a duty.

Kronos International, Inc. (i) confirms to each of the Secured Parties that the German Global Assignment Agreement and the German Security Transfer Agreement, to the extent it is a party to those agreements, shall remain in full force and effect and the amendments made to the Loan Documents by the Amendment shall not affect the validity (Wirksamkeit) and enforceability (Vollstreckbarkeit) of the German Global Assignment Agreement in any way, (ii) agrees, that upon and after the effectiveness of the Amendment, the German Global Assignment Agreement and the German Security Transfer Agreement shall secure any and all of the Obligations (including, without limitation, any such obligations owed to the Agent under the parallel debt undertaking under section 2.18 (Parallel Debt (German Law Provisions)) of the Credit Agreement and any such other obligation or liability to pay damages) which are or may become payable or owing in accordance with the Credit Agreement (including, but not limited to, any obligation based on unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt)) (the "Amended Secured Obligations", regardless of the definition of "Secured Obligations" contained in the German Global Assignment Agreement and/ or the German Security Transfer Agreement, including any amounts which exceed the obligations secured by the German Global Assignment Agreement and/ or the German Security Transfer Agreement prior to the date of the Amendment, and (iii) in particular with respect to the provisions of section 1210 paragraph 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) hereby (A) confirms to each of the Secured Parties, that the German Bank Account Pledge Agreements shall remain in full force and effect and the amendments made to the Loan Documents by the Amendment shall not affect the validity (Wirksamkeit) and enforceability (Vollstreckbarkeit) of the German Bank Account Pledge Agreements in any way and (B) agrees, that upon and after the effectiveness of this Amendment, the German Bank Account Pledge Agreements shall secure any and all of the Amended Secured Obligations, regardless of the definition of "Secured Obligations" contained in the German Bank Account Pledge Agreements, including any amounts which exceed the obligations secured by the German Bank Account Pledge Agreements prior to the date of the Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

KRONOS INTERNATIONAL, INC. By: /s/ Bradley E. Troutman Name: Bradley E. Troutman Title: Senior Vice President and Chief Financial Officer
LOUISIANA PIGMENT COMPANY, L.P. By: /s/ Bradley E. Troutman Name: Bradley E. Troutman Title: Senior Vice President and Chief Financial Officer
KRONOS LPC, LLC By: /s/ Bradley E. Troutman Name: Bradley E. Troutman Title: Senior Vice President and Chief Financial Officer

Signature Page to Consent and Reaffirmation to Fifth Amendment to Credit Agreement

251066064v1